Subject to Revision

Term Sheet Dated January 21, 2004

GreenPoint Home Equity Loan Trust 2004-1

$202,045,000

(Approximate)

Class A Notes

GreenPoint Mortgage Securities LLC

Sponsor

Ambac Assurance Corporation

Insurer

GreenPoint Mortgage Funding, Inc.

Originator and Servicer

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Home Equity Loan Trust (GPHE) 2004-1 Trust.  The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC. based on collateral information provided by GreenPoint Mortgage Funding, Inc. for informational purposes only and is subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission.  The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

To 10% Clean-up Call:(1)

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$202,045,000	2.37	02/04 – 08/09	LIBOR + [ ]%(4)	AAA/Aaa

To Maturity:

Class	Expected Size (2)	Expected WAL (Yrs.) (3)	Expected Payment Window (3)	Note Rate	Expected Rating (S&P/Moody’s)
A	$202,045,000	2.48	02/04 – 10/12	LIBOR + [ ]%(4)	AAA/Aaa

(1)

Two Non-Offered Certificates will be issued consisting of the Class B Certificates and the Class G Certificates. The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate principal balance. If the holder of the majority interest in the Class B Certificates does not exercise its Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Offered Notes has been reduced to an amount less than or equal to 2% of their initial aggregate principal balance.

(2)

Size is subject to permitted variance in the aggregate of plus or minus 10%.

(3)

The assumed pricing speed is 40% CPR / 15% Constant Draw Rate ("CDR") for the Mortgage Loans.

(4)

The Class A Notes will accrue interest at a rate equal to the lesser of (i) the Class A Formula Rate and (ii) the Net WAC Rate. The Class A Margin will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT

WACHOVIA SECURITIES IMMEDIATELY.

GreenPoint Home Equity Loan Trust 2004-1

$202,045,000 (approximate)

Wachovia Securities Contacts

Trading / Syndicate

Phone

E-mail

Blake O’Connor

(704) 715-7008

blake.oconnor@wachovia.com

Chris Choka

(704) 715-8300

chris.choka@wachovia.com

Ibo Incoglu

(704) 715-8300

ibrahim.incoglu@wachovia.com

Mortgage Finance

Phone

E-mail

Robert Perret

(704) 374-4868

robert.perret@wachovia.com

Sharvin Setoodeh

(704) 715-7632

sharvin.setoodeh@wachovia.com

Rob Baldwin

(704) 715-8131

robert.baldwin@wachovia.com

John Scerri

(704) 715-1398

john.scerri@wachovia.com

Structuring

Phone

E-mail

Barbara Smith

(704) 383-8614

barbaram.smith@wachovia.com

Collateral Analytics

Phone

E-mail

Ken Nanney

(704) 715-1068

ken.nanney@wachovia.com

Rating Agency Contacts

Standard & Poor’s

Phone

E-mail

Kanika Bansal

(212) 438-1292

kanika_bansal@sandp.com

Moody’s

Phone

E-mail

Rachel Peng

(212) 553-3831

rachel.peng@moodys.com

Shelly Garg

(212) 553-7922

shelly.garg@moodys.com

Insurer Contacts

Ambac

Phone

E-mail

Jeff Nabi

(212) 208-3437

jnabi@ambac.com

Jim Lam

(2122 208-3260

jlam@ambac.com

GreenPoint Home Equity Loan Trust 2004-1

$202,045,000 (approximate)

SUMMARY OF TERMS

Title of Securities:

GreenPoint Home Equity Loan Trust 2004-1.

Sponsor:

GreenPoint Mortgage Securities LLC.

Originator/Servicer:

GreenPoint Mortgage Funding, Inc.

Insurer:

Ambac Assurance Corporation (“Ambac”).

Lead Manager:

Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Manager:

Terwin Capital LLC (“Terwin”).

Owner Trustee:

U.S. Bank Trust National Association.

Indenture Trustee:

JPMorgan Chase Bank.

Custodian:

Deutsche Bank National Trust Company.

Servicing Fee:

With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein), plus any reimbursable amounts.

Offered Notes:

The Class A Notes.

Non-Offered Certificates:

The Class B Certificates and the Class G Certificates (collectively the “Residual Certificates”).

The Trust:

The Sponsor will establish the GreenPoint Home Equity Loan Trust 2004-1  (the “Trust”), a Delaware statutory trust, to issue the Offered Notes.  The assets of the Trust will include the Mortgage Loans, collections on the Mortgage Loans and the financial guaranty insurance policy provided by the Insurer (the “Policy”), which will guarantee certain payments on the Offered Notes.

Federal Tax Status:

It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:

The Offered Notes are expected to be ERISA eligible.  Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

SMMEA Treatment:

The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Minimum Denominations:

$1,000 and integral multiples of $1,000 in excess of that amount for the Class A Notes.

Registration:

The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Delay Days:

0 days.

Day Count:

Actual/360.

Expected Pricing Date:

On or about January 21- 22, 2004.

Settlement Date:

On or about January 29, 2004.

Cut-Off Date:

The close of business December 31, 2003.

Payment Date:

The 25th day of each month (or if such day is not a business day, the next succeeding business day) commencing in February 2004.

Scheduled Legal Final

Payment Date:

The Payment Date in July 2029.

Collection Period:

With respect to any Payment Date, the calendar month preceding the month of that Payment Date.

Interest Period:

The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Settlement Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:

Excess interest, overcollateralization and the Policy.  The Policy will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Offered Notes, subject to the terms and conditions set forth in the Policy.

Optional Redemption:

The holder of the majority interest in the Class B Certificates will have the option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate principal balance.

If the holder of the majority interest in the Class B Certificates does not exercise such Optional Redemption, the holder of the majority interest in the Class G Certificates has the option of purchasing the Mortgage Loans together with the assets of the Trust after the aggregate principal balance of the Offered Notes has been reduced to an amount less than or equal to 2% of their initial aggregate principal balance.

The right of the holders of the majority interest in the Residual Certificates to repurchase the Mortgage Loans together with the assets of the Trust is subject to certain conditions including the consent of Ambac (if the redemption would result in a draw under the Policy) and that no reimbursement be due to Ambac with respect to the Notes. If such an event occurs, holders of the Notes will receive a final distribution on such Payment Date.

Class A Margin:

The Class A Margin will be determined on the Pricing Date. It will double if the Optional Redemption is not exercised on the first date on which the Optional Redemption can be exercised.

Class A

Formula Rate:

With respect to each Interest Period, One Month LIBOR plus the Class A Margin.

Class A

Note Rate:

With respect to each Interest Period, the lesser of (a) the Class A Formula Rate and (b) the Net WAC Rate.

Mortgage Loans:

The Mortgage Loans to be sold to the Trust will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related second mortgages or deeds of trust on residential properties.  See the attached collateral descriptions for additional information on the Mortgage Loans as of the Cut-Off Date.

As of the Cut-Off Date, the aggregate principal balance of the Mortgage Loans is $202,045,642.69 (the “Mortgage Loans”).  Amounts collected in respect of the Mortgage Loans will primarily be used to make payments on the Class A Notes.

The Mortgage Loans have either a 5-year or 15-year draw period, during which the borrower may make cash withdrawals against the equity line and a 10-year repayment period, during which the balance of the Mortgage Loan as of the end of the draw period is repaid.

Approximately 97% of the Mortgage Loans were originated under a mortgage note where the minimum payment amount during the draw period includes (i) late charges and any other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, (ii) accrued but unpaid interest for prior billing cycles, (iii) premiums for any optional credit life insurance obtained through the Servicer, and (iv) an amount equal to the amount by which the loan account balance exceeds the credit limit.  During the repayment period, the minimum payment amount will be an amount equal to the accrued and unpaid finance charges, late charges, and other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, plus 0.8333% of the loan account balance outstanding at the end of the draw period.  If paying only the minimum payment will neither reduce nor fully repay the loan account balance, the entire balance must be paid in a single balloon payment on the maturity date of the note.

Approximately 3% of the Mortgage Loans were originated under a mortgage note where the minimum payment amount during the draw period is the greater of (i) 1% of the loan account balance on the last day of the billing cycle, (ii)  $100, or (iii) the amount of interest accrued.  During the repayment period, the minimum payment amount is the amount of accrued finance charges and credit insurance premiums, if any, plus 0.8333% of the principal balance as of the last day of the draw period.

Loan Rate:

The Loan Rate of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate.  The index for each Mortgage Loan is the “Prime Rate” or base rate published in the Money Rates table of The Wall Street Journal.

Amendments to

Credit Agreements:

The Servicer may change the terms of the mortgage loan agreements at any time provided that such changes (i) do not adversely affect the interest of the Noteholders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the credit limit of the related Mortgage Loan, change in lien position of the Mortgage Loan or reductions to the margin for such Mortgage Loan.

Net WAC Rate:

The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of (i) the interest due on the Mortgage Loans, less the sum of (a) the servicing fee on the Mortgage Loans for such Payment Date, (b) the premium on the Policy for such Payment Date, (c) the fee payable to the Indenture Trustee for such Payment Date and (d) the fee payable to the Owner Trustee for such Payment Date, and the denominator of which is the aggregate outstanding balance of the Offered Notes, multiplied by a fraction, the numerator of which is 360 and the denominator is the actual number of days in the related accrual period.

Deferred Interest:

To the extent the Net WAC Rate is less than the Class A Formula Rate on any Payment Date, the deficiency will be deferred.  Such Deferred Interest will be reimbursed through distributions, to the extent of available funds as set forth under "Priority of Payments" in the offering documents. The insurance policy will not guarantee the payment of such Deferred Interest.

Additional Balances:

An “Additional Balance” represents additional principal of a Mortgage Loan created by a draw on the related home equity revolving line of credit.

Additional Balance

Contributed Amount:

On any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances from the related Collection Period and prior Collections Periods conveyed to the Trust, over (ii) Principal Collections applied to purchase those Additional Balances minus (b) amounts paid on prior Payment Dates to the Sponsor in respect of any Additional Balance Contributed Amount.

Servicer Advances:

To the extent provided in the prospectus supplement, the servicer will be required to advance on or before each payment date (from its own funds or funds advanced by subservicers), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related determination date (as specified in the prospectus supplement), subject to the servicer's determination that such advances may be recoverable out of late payments by borrowers, liquidation proceeds, insurance proceeds or otherwise.

Interest Collections:

Interest Collections means, with respect to any Payment Date, an amount equal to the sum of (a) the amounts collected with respect to the Mortgage Loans during the related Collection Period, including the interest portion of net liquidation proceeds applied to interest pursuant to the terms of the related credit line agreements, reduced by the Servicing Fees for that Collection Period, plus amounts in respect of any advance made by the Servicer pursuant to the terms of the servicing agreement and (b) the interest portion of (i) the repurchase price for any deleted Mortgage Loans; and (ii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

Principal Collections:

Principal Collections means, with respect to any Payment Date, an amount equal to the sum of: (a) the amount collected during the Collection Period relative to any Mortgage Loans, including the principal portion of net liquidation proceeds applied to principal pursuant to the terms of the related credit line agreements, and (b) the principal portion of (i) the repurchase price for any deleted Mortgage Loans, (ii) any amounts required to be deposited in the custodial account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any Optional Redemption of the Mortgage Loans.

Net Principal Collections:

With respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period, if any, and conveyed to the Trust.

Interest Distribution

Amount:

For any Payment Date, the interest then due with respect to the Class A Notes (calculated using the Class A Note Rate) is the "Interest Payment Amount" for the Class A Notes and such Payment Date.

Principal Distribution

Amount:

With respect to any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less (i) amounts paid to the Sponsor with respect to any Additional Balance Contributed Amount and (ii) any Overcollateralization Release Amount and (b) during the Rapid Amortization Period, Principal Collections.

Accelerated Principal

Amount:

With respect to the Class A Notes, on any Payment Date where excess cashflow exists, all or a portion of such amount will be distributed to pay the principal balance of the Notes to the extent required to increase the Overcollateralization Amount to the Overcollateralization Target Amount applicable to such Payment Date.

Stepdown Date:

The later of (a) the thirty-first (31st) Payment Date or (b) the Payment Date on which the current aggregate principal balance of the Offered Notes is less than or equal to 50% of the aggregate principal balance of the Offered Notes as of the Settlement Date.

Overcollateralization

Amount:

With respect to any Payment Date, the amount, if any, by which the sum of the outstanding aggregate principal balance of the Mortgage Loans as of the close of business on the last day of the related Collection Period, exceeds the ending aggregate outstanding principal balance of the Offered Notes and the Non-Offered Certificates after taking into account any distributions.

Overcollateralization

Release Amount:

With respect to any Distribution Date on or after the Stepdown Date provided that (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test have been met, the lesser of (x) the Net Principal Collections for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Net Principal Collections is applied as a principal payment on the Offered Notes on such Distribution Date, over (ii) the Overcollateralization Target Amount for such Distribution Date.  With respect to any Distribution Date on which (a) the Stepdown Delinquency Test or (b) the Stepdown Cumulative Loss Test have not been met, the Overcollateralization Release Amount will be zero.

Overcollateralization

Target Amount:

With respect to any Payment Date on or after March 2004 and prior to the Stepdown Date, provided that (a) the Step-Up Delinquency Test or (b) the Step-Up Cumulative Loss Test have been met, the Overcollateralization Target Amount shall equal the greater of (i) 3.00% of the ending aggregate outstanding balance of the Mortgage Loans as of the Settlement Date, (ii) the sum of the ending aggregate outstanding balance of the three largest Mortgage Loans as of such Payment Date, or (iii) 3.00% of the ending aggregate outstanding balance of the Mortgage Loans as of the Settlement Date plus 90% of the 180+ day delinquent Mortgage Loans as of such Payment Date.

With respect to any Payment Date on or after the Stepdown Date, provided that (a) the Stepdown Delinquency Test and (b) the Stepdown Cumulative Loss Test have each been met, the Overcollateralization Target Amount shall be the greater of (i) 6.00% of the ending aggregate outstanding principal balance of the Mortgage Loans on such Payment Date, (ii) 0.50% of the ending aggregate outstanding balance of the Mortgages Loans as of the Settlement Date, (iii) the sum of the ending aggregate outstanding balance of the three largest Mortgage Loans as of such Payment Date, or (iv) 6.00% of the ending aggregate outstanding balance of the Mortgage Loans as of Such Payment Date plus 90% of the 180+ day delinquent Mortgage Loans as of such Payment Date.

With respect to any Payment Date, provided that (a) the Step-Up Delinquency Test and (b) the Step-Up Cumulative Loss Test have not been met, the Overcollateralization Target Amount shall equal 12.00% of the ending aggregate outstanding balance of the Mortgage Loans on such Payment Date.

Stepdown

Delinquency Test:

With respect to any date of determination, a test that is met if the six-month rolling average sixty-day delinquency rate (including foreclosures and REO properties) on the aggregate outstanding balance of the Mortgage Loans as of such date of determination is less than 3.75%.

Stepdown Cumulative

Loss Test:

With respect to any date of determination, a test that is met if the percentage of the cumulative losses on the aggregate outstanding balance of the Mortgage Loans as of such date of determination is less than the applicable percentage listed in the chart below of the principal balances of the Mortgage Loans as of the Settlement Date:

Months	Percentage
1 – 48	3.00%
48+	3.50%

Step-Up

Delinquency Test:

With respect to any date of determination, a test that is met if the three-month rolling average sixty-day delinquency rate (including foreclosures and REO properties) on the aggregate outstanding balance of the Mortgage Loans as of such date of determination is less than 4.50%.

Step-Up Cumulative

Loss Test:

With respect to any date of determination, a test that is met if the percentage of the cumulative losses on the aggregate outstanding balance of the Mortgage Loans as of such date of determination is less than the applicable percentage listed in the chart below of the aggregate outstanding principal balances of the Mortgage Loans as of the Settlement Date:

Months	Percentage
1 – 12	1.25%
13 – 24	2.25%
25 – 36	3.00%
37– 59	4.00%
60+	5.00%

Managed Amortization

Period:

The Managed Amortization Period will be the period beginning on the first Payment Date and ending on the earliest of (a) the January 2009 Payment Date and (b) the occurrence of a Rapid Amortization Event as specified in the Indenture.

Rapid Amortization

Period:

The Rapid Amortization Period will be the period beginning on the first day following the end of the Managed Amortization Period.

Rapid Amortization

Event:

As described in the Indenture, Rapid Amortization Events shall include, but are not limited to, the following:

(i)

The failure of the Trust, the Originator, the Sponsor or the Servicer to make certain required payments within two Business Days after notification, or to observe or perform certain other covenants which continue unremedied for a period of 60 days after written notification;

(ii)

The failure of the Trust, the Originator, the Servicer, or the Sponsor to remedy the breach of certain representations and warranties within 60 days of written notice, provided that with respect to any representation or warranty for a Mortgage Loan in the related pool purchased during  such period (or within an additional 60 days with the consent of the Trustee and the Insurer), a Rapid Amortization Event shall not be deemed to occur;

(iii)

The occurrence of certain events of bankruptcy, insolvency or receivership relating to the Sponsor, the Originator, the Servicer, or the Trust;

(iv)

The Trust becomes subject to regulation as an "investment company," as such term is defined in the Investment Company Act of 1940;

(v)

A default in the payment of any interest or principal on the Class A Notes, and such default continues for a period of five Business Days;

(vi)

A draw is made on the Policy; and

(vii)

A Servicing Termination Event has occurred as defined in the Indenture.

Priority of Distributions:

The Indenture Trustee shall deposit to the collection account, without duplication, upon receipt, (i) any draws on the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Principal Collections, (iv) Interest Collections, and (v) certain other amounts remitted by the Servicer, together with certain other specified amounts (the amounts specified in clauses (ii) through (v) shall constitute available funds for the Class A Notes and the related Payment Date).

With respect to each Payment Date, and to the extent of available funds, the Indenture Trustee shall make the following allocations, disbursements and transfers from the collection account in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i)

as payment to the Indenture Trustee for its fee for services rendered pursuant to the Indenture (the "Indenture Trustee Fee”);

(ii)

the premium amount payable to the Insurer;

(iii)

the fee payable to the Owner Trustee for such Payment Date;

(iv)

concurrently, to the Holders of the Class A Notes, the Interest Payment Amount for such Payment Date, and during the Managed Amortization Period, to the Sponsor, interest at the Class A Note Rate on any Additional Balance Contributed Amounts;

(v)

to the Sponsor on each Payment Date during the Managed Amortization Period, an amount equal to the Additional Balance Contributed Amount;

(vi)

to the Holders of the Class A Notes, as a distribution of principal, the Principal Distribution Amount for such Payment Date;

(vii)

to the holders of the Class A Notes, as a distribution of principal, the Accelerated Principal Amount for such Payment Date;

(viii)

to the Insurer, the reimbursement amount, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement if any, then due to it;

(ix)

pari passu (a) to the Servicer, to pay certain amounts that may be required to be paid to the Servicer (including expenses associated with the transition to any new servicer) and not previously reimbursed pursuant to the Sale and Servicing Agreement and (b) to the Indenture Trustee, up to a maximum of $5,000 on any Payment Date to pay certain amounts that may be required to be paid to the Indenture Trustee with respect to its or the Custodian's preparation and recording of assignments of mortgages (which amounts were not previously paid pursuant to clause (i) or reimbursed pursuant to the Sale and Servicing Agreement);

(x)

to the Holders of the Class A Notes to pay Deferred Interest and interest thereon at the Class A Formula Rate; and

(xi)

to the holders of each class of the Residual Certificates, any amount remaining on deposit in the collection account.

BOND SUMMARY (to Call) (1)

Class A to Call
CPR	10	20	30	40	50	60	70
WAL	8.15	5.46	3.49	2.37	1.66	1.17	0.83
Modified Duration(2)	7.72	5.25	3.40	2.33	1.64	1.16	0.83
First Principal Payment Date	03/25/04	02/25/04	02/25/04	02/25/04	02/25/04	02/25/04	02/25/04
Last Principal Payment Date	01/25/16	04/25/13	03/25/11	08/25/09	05/25/08	02/25/07	01/25/06

BOND SUMMARY (to Maturity) (1)

Class A to Maturity
CPR	10	20	30	40	50	60	70
WAL	8.22	5.54	3.60	2.48	1.77	1.27	0.92
Modified Duration(2)	7.78	5.33	3.50	2.43	1.74	1.26	0.92
First Principal Payment Date	03/25/04	02/25/04	02/25/04	02/25/04	02/25/04	02/25/04	02/25/04
Last Principal Payment Date	06/25/17	02/25/15	09/25/13	10/25/12	11/25/11	06/25/10	01/25/09

(1) The draw rate used in each scenario is 15%.

(2) Modified duration calculated assuming a price of 100.00%.

DESCRIPTION OF THE MORTGAGE LOANS

As of the Cut-Off Date

Number of Initial Mortgage Loans	4,665
Total Principal Balance	$202,045,642.69

	Minimum	Maximum	Average
Principal Balance	$0.17	$400,000.00	$43,310.96
Credit Limit	$5,375.00	$400,000.00	$50,410.40
Utilization Rate	0.00%	100.00%	85.92%

	Minimum	Maximum	Weighted Average
Combined LTV Ratio	7.77%	125.00%	85.47%
Junior Ratio	2.01%	97.09%	20.35%
Credit Score	614	824	708
Remaining Term (Months)	150	294	192
Seasoning (Months)	6	30	9
Current Loan Rate	4.000%	14.000%	6.649%
Maximum Loan Rate	18.000%	18.000%	18.000%

	% of Aggregate		% of Aggregate
Loan Purpose	Principal Balance	Property Type	Principal Balance
Cashout Refi	54.33	Single Family	61.18
Purchase	36.97	PUD	17.88
Refinance	8.70	Condominium	8.45
Total	100.00%	Duplex	6.26
		Quadraplex	2.64
	% of Aggregate	Triplex	2.20
Occupancy Status	Principal Balance	Condominium Hi-Rise	0.72
Primary Residence	81.94	Mobile Home	0.65
Investment	16.70	Mixed Use	0.01
Second Home	1.36	Total	100.00%
Total	100.00%

	% of Aggregate		% of Aggregate
Documentation Type	Principal Balance	Lien Position	Principal Balance
Reduced	61.48	Second	100.00
Full	38.14	Total	100.00%
No Ratio	0.38
Total	100.00%

Product Type

Product	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
HELOC - 5 Year Draw, 10 Year Repayment Period	3,915	$166,502,608.22	82.41%
HELOC - 15 Year Draw, 10 Year Repayment Period	750	35,543,034.47	17.59
Total	4,665	$202,045,642.69	100.00%

Principal Balance

Range of Principal Balances ($)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.01 to 10,000.00	454	$3,686,315.27	1.82%
10,000.01 to 20,000.00	981	14,636,664.61	7.24
20,000.01 to 30,000.00	817	20,246,946.76	10.02
30,000.01 to 40,000.00	593	20,643,016.30	10.22
40,000.01 to 50,000.00	560	25,600,788.18	12.67
50,000.01 to 75,000.00	613	38,045,492.34	18.83
75,000.01 to 100,000.00	362	32,389,505.07	16.03
100,000.01 to 150,000.00	148	18,757,108.94	9.28
150,000.01 to 200,000.00	104	19,059,034.30	9.43
200,000.01 to 250,000.00	12	2,718,900.25	1.35
250,000.01 to 300,000.00	19	5,499,670.67	2.72
300,000.01 to 400,000.00	2	762,200.00	0.38
Total	4,665	$202,045,642.69	100.00%

Current Loan Rates

Range of Current Loan Rates (%)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
3.001 to 4.000	353	$19,176,071.64	9.49%
4.001 to 4.250	30	2,043,398.46	1.01
4.251 to 4.500	84	3,464,853.24	1.71
4.501 to 4.750	150	8,064,734.15	3.99
4.751 to 5.000	129	10,995,900.47	5.44
5.001 to 6.000	582	33,761,250.27	16.71
6.001 to 7.000	585	32,017,633.46	15.85
7.001 to 8.000	1,377	50,258,825.63	24.87
8.001 to 9.000	1,121	36,201,464.85	17.92
9.001 to 10.000	248	5,928,384.40	2.93
10.001 to 14.000	6	133,126.12	0.07
Total	4,665	$202,045,642.69	100.00%

Original Term

Original Term (Months)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
180	3,915	$166,502,608.22	82.41%
300	750	35,543,034.47	17.59
Total	4,665	$202,045,642.69	100.00%

Months Remaining to Scheduled Maturity

Range of Remaining Terms (Months)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
141 to 150	1	$33,404.56	0.02%
151 to 160	94	3,044,126.12	1.51
161 to 170	1,325	42,048,392.83	20.81
171 to 180	2,495	121,376,684.71	60.07
271 to 280	2	52,996.57	0.03
281 to 290	51	2,729,296.12	1.35
291 to 300	697	32,760,741.78	16.21
Total	4,665	$202,045,642.69	100.00%

Loan Age

Range of Loan Ages (Months)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
1-12	3,954	$181,645,837.91	89.90%
13-24	702	20,193,300.23	9.99
25-30	9	206,504.55	0.10
Total	4,665	$202,045,642.69	100.00%

Combined Loan-to-Value Ratio

Range of Combined Loan-to-Value Ratios (%)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.01 to 10.00	1	$77,986.05	0.04%
10.01 to 20.00	2	335,784.78	0.17
20.01 to 30.00	5	647,821.04	0.32
30.01 to 40.00	12	602,178.93	0.30
40.01 to 50.00	25	1,797,924.39	0.89
50.01 to 60.00	58	4,737,795.90	2.34
60.01 to 70.00	163	12,471,069.18	6.17
70.01 to 80.00	515	38,943,343.55	19.27
80.01 to 90.00	1,886	70,495,207.42	34.89
90.01 to 100.00	1,993	71,637,793.29	35.46
100.01 to 110.00	3	180,392.65	0.09
110.01 to 120.00	1	81,679.58	0.04
Greater than 120.00	1	36,665.93	0.02
Total	4,665	$202,045,642.69	100.00%

Lien Position

Lien Position	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
Second	4,665	$202,045,642.69	100.00%
Total	4,665	$202,045,642.69	100.00%

Junior Mortgage Ratio

Range of Junior Ratios (%)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.01 to 10.00	216	$6,325,571.40	3.13%
10.01 to 20.00	3,545	130,558,187.51	64.62
20.01 to 30.00	568	35,359,647.86	17.50
30.01 to 40.00	193	15,062,814.18	7.46
40.01 to 50.00	77	7,722,000.02	3.82
50.01 to 60.00	40	4,649,560.15	2.30
60.01 to 70.00	13	1,192,126.44	0.59
70.01 to 80.00	4	402,307.58	0.20
80.01 to 90.00	6	493,162.07	0.24
90.01 to 100.00	3	280,265.48	0.14
Total	4,665	$202,045,642.69	100.00%

Credit Limits

Range of Credit Limit ($)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.01 to 10,000.00	303	$2,763,186.98	1.37%
10,000.01 to 20,000.00	881	12,488,022.26	6.18
20,000.01 to 30,000.00	796	18,635,535.53	9.22
30,000.01 to 40,000.00	574	18,862,117.57	9.34
40,000.01 to 50,000.00	610	25,378,399.12	12.56
50,000.01 to 75,000.00	626	35,871,085.00	17.75
75,000.01 to 100,000.00	490	35,837,824.18	17.74
100,000.01 to 150,000.00	178	18,500,680.87	9.16
150,000.01 to 200,000.00	166	23,853,602.53	11.81
200,000.01 to 250,000.00	16	3,162,520.78	1.57
250,000.01 to 300,000.00	23	5,930,467.87	2.94
300,000.01 to 400,000.00	2	762,200.00	0.38
Total	4,665	$202,045,642.69	100.00%

Credit Limit Utilization Rates

Range of Credit Limit Utilization Rates (%)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.01 to 10.00	62	$237,773.16	0.12%
10.01 to 20.00	54	632,632.26	0.31
20.01 to 30.00	79	1,677,463.08	0.83
30.01 to 40.00	59	1,820,491.03	0.90
40.01 to 50.00	82	3,109,350.06	1.54
50.01 to 60.00	83	3,455,953.03	1.71
60.01 to 70.00	105	4,834,463.10	2.39
70.01 to 80.00	117	5,560,005.53	2.75
80.01 to 90.00	256	11,151,700.40	5.52
90.01 to 100.00	3,766	169,384,204.62	83.83
Greater than 110.00	2	181,606.42	0.09
Total	4,665	$202,045,642.69	100.00%

Current Margins

Range of Current Margin (%)	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
0.000	180	$8,391,431.13	4.15%
0.001 to 0.250	33	2,289,780.85	1.13
0.251 to 0.500	90	3,570,188.06	1.77
0.501 to 0.750	162	8,985,788.22	4.45
0.751 to 1.000	139	12,009,732.26	5.94
1.001 to 1.250	161	9,738,310.18	4.82
1.251 to 1.500	123	8,777,797.34	4.34
1.501 to 1.750	163	8,300,283.30	4.11
1.751 to 2.000	176	10,451,068.50	5.17
2.001 to 2.250	126	7,662,271.74	3.79
2.251 to 2.500	185	12,319,401.10	6.10
2.501 to 3.000	293	13,382,835.44	6.62
3.001 to 3.500	718	26,126,940.55	12.93
3.501 to 4.000	706	26,461,259.91	13.10
4.001 to 4.500	876	28,500,648.76	14.11
4.501 to 5.000	279	9,005,102.66	4.46
5.001 to 6.250	255	6,072,802.69	3.01
	4,665	$202,045,642.69	100.00%

States

Location	Number of Initial Mortgage Loans	Cut-Off Date Principal Balance	Percent of Initial Mortgage Loans Cut-Off Date Balance
California	2,043	$118,046,801.39	58.43%
Washington	276	11,270,840.97	5.58
New York	242	10,721,890.28	5.31
Arizona	310	7,995,121.39	3.96
Colorado	166	6,551,797.44	3.24
Florida	248	6,506,925.24	3.22
Massachusetts	112	4,869,991.56	2.41
Oregon	121	4,054,061.38	2.01
Pennsylvania	164	3,552,593.49	1.76
North Carolina	142	3,320,898.23	1.64
Illinois	108	3,204,024.45	1.59
Georgia	127	2,993,829.25	1.48
New Jersey	76	2,888,858.12	1.43
Utah	71	2,351,688.22	1.16
Maryland	53	2,145,024.26	1.06
Nevada	73	2,065,942.44	1.02
Connecticut	38	1,772,557.83	0.88
Virginia	43	1,659,636.42	0.82
South Carolina	39	1,043,913.89	0.52
Ohio	51	946,397.19	0.47
Idaho	36	867,769.69	0.43
Rhode Island	19	780,739.18	0.39
Michigan	19	541,848.48	0.27
New Hampshire	16	408,311.10	0.20
Montana	13	354,820.29	0.18
Indiana	16	308,064.46	0.15
New Mexico	11	224,458.94	0.11
Other	32	596,837.11	0.30
Total	4,665	$202,045,642.69	100.00%

Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)

	Payment	Net		Payment	Net
Period	Date	WAC Rate	Period	Date	WAC Rate
1	2/25/04	6.61%	36	1/25/07	16.74%
2	3/25/04	17.90%	37	2/25/07	16.74%
3	4/25/04	16.74%	38	3/25/07	18.53%
4	5/25/04	17.30%	39	4/25/07	16.74%
5	6/25/04	16.74%	40	5/25/07	17.30%
6	7/25/04	17.30%	41	6/25/07	16.74%
7	8/25/04	16.74%	42	7/25/07	17.30%
8	9/25/04	16.74%	43	8/25/07	16.74%
9	10/25/04	17.30%	44	9/25/07	16.74%
10	11/25/04	16.74%	45	10/25/07	17.30%
11	12/25/04	17.30%	46	11/25/07	16.74%
12	1/25/05	16.74%	47	12/25/07	17.29%
13	2/25/05	16.74%	48	1/25/08	16.74%
14	3/25/05	18.53%	49	2/25/08	16.74%
15	4/25/05	16.74%	50	3/25/08	17.89%
16	5/25/05	17.30%	51	4/25/08	16.74%
17	6/25/05	16.74%	52	5/25/08	17.29%
18	7/25/05	17.30%	53	6/25/08	16.74%
19	8/25/05	16.74%	54	7/25/08	17.29%
20	9/25/05	16.74%	55	8/25/08	16.73%
21	10/25/05	17.30%	56	9/25/08	16.73%
22	11/25/05	16.74%	57	10/25/08	17.29%
23	12/25/05	17.30%	58	11/25/08	16.73%
24	1/25/06	16.74%	59	12/25/08	17.29%
25	2/25/06	16.74%	60	1/25/09	16.73%
26	3/25/06	18.53%	61	2/25/09	16.73%
27	4/25/06	16.74%	62	3/25/09	18.58%
28	5/25/06	17.30%	63	4/25/09	16.83%
29	6/25/06	16.74%	64	5/25/09	17.45%
30	7/25/06	17.30%	65	6/25/09	16.95%
31	8/25/06	16.74%	66	7/25/09	17.58%
32	9/25/06	16.74%	67	8/25/09	17.09%
33	10/25/06	17.30%	68	9/25/09	17.16%
34	11/25/06	16.74%	69	10/25/09	17.81%
35	12/25/06	17.30%

 (1) Assumes that the Mortgage Loans prepay at a 40% CPR /15% Constant Draw Rate ("CDR"), and that One-Month LIBOR and the Prime Rate are constant at 20.00%.